3Q26 Results November 4, 2026 Exhibit 99

DISCLOSURE Forward-looking statements Some of the statements contained in this presentation may constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to anticipated results, expectations, projections, prospects, plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward- looking terminology such as “may,” “will,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “goal,” ”position,” or “potential” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans, or intentions. The forward-looking statements contained in this presentation reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions, and changes in circumstances that may cause actual results to differ significantly from those expressed or contemplated in any forward-looking statement. While forward-looking statements reflect our good faith projections, assumptions, and expectations, they are not guarantees of future results. Furthermore, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events, or other changes, except as required by applicable law. Factors that could cause our results to differ materially include, but are not limited to, (1) changes in federal government fiscal and monetary policies, (2) general economic and real estate market conditions, including the risk of recession, (3) regulatory and/or legislative changes, (4) our customers’ continued interest in loans and doing business with us, (5) market conditions and investor interest in our future securitizations, and (6) geopolitical conflicts. Additional information relating to these and other factors that could cause future results to differ materially from those expressed or contemplated in any forward-looking statements can be found in other cautionary statements we make in our current and periodic filings with the SEC. Such filings are available publicly on our Investor Relations web page at www.velfinance.com. Velocity Financial, Inc. - 3Q26 Results Presentation 2

EARNINGS 3Q26 Financial Highlights MEASURE ($ in thousands) 3Q26 2Q26 3Q25 CHANGE VS 3Q25 Core net income1 11.5% Core diluted EPS1 $0.76 $0.71 $0.69 10.1% Net income $26,418 $25,163 $25,373 Diluted EPS $0.67 $0.64 $0.65 3.1% Portfolio NIM2 3.78% 3.66% 3.65% 13 bps (1) “Core net income” and “Core diluted EPS” are non-GAAP financial measures. See “Adjusted Financial Metric to GAAP Net Income” in the Appendix (2) Net Interest Margin. 3 4.1% Velocity Financial, Inc. - 3Q26 Results Presentation $30,043 $27,853 $26,937 Diluted book value per share $19.23 $18.43 $16.31 17.9% Pre-tax return on average equity 20.5% 20.0% 22.7% 9.9%

THIRD QUARTER 2026 Results Strong earnings and record production from a unique market segment and lending model CORE EPS1 2nd highest quarterly core EPS result in the Company’s history PORTFOLIO NIM2 3.8% NIM2 remained well above 3.5% target, driven by lower average cost of securitized debt LOAN PRODUCTION Record Production resulted in a 23.3% increase in volume from 3Q25 LOAN PORTFOLIO GROWTH 30% CAGR five-year loan portfolio CAGR; 18.4% HFI loan portfolio growth from 3Q25 CAPITAL & LIQUIDITY FINANCING Core EPS is a non-GAAP financial measure. See the appendix for a reconciliation to the most directly comparable GAAP measure. See forward-looking statements disclaimer. (2) Net Interest Margin 4 Velocity Financial, Inc. - 3Q26 Results Presentation $516.0 Million of securities issued from the completion of two securitizations that were met with solid investor demand $425.4 Million of available warehouse line capacity $193.4 Million of liquidity consisting of $86.8 million in unrestricted cash and $106.6 million in available borrowings from unpledged loans

PRODUCTION & LOAN PORTFOLIO Production & Loan Portfolio MEASURE ($ in millions) 3Q26 2Q26 3Q25 CHANGE VS 3Q25 HFI loan portfolio (UPB) $7,428.0 $6,985.9 $6,273.3 18.4% Loan Production $911.3 $672.6 $739.0 23.3% Nonperforming loans (NPL) as a % of HFI loans1 10.1% 9.6% 9.8% 30 bps NPL realized gains as % of UPB resolved 103.0% 102.7% 102.8% 20 bps NPL realized gains2 $2.7 $2.5 $2.6 1.5% (1) Held for investment (2) Nonperforming loan net gains as a percentage of unpaid principal balance resolved were 103.0% for 3Q26, 102.7% for 2Q26 and 102.8% for 3Q25. 5 Velocity Financial, Inc. - 3Q26 Results Presentation

LOAN PRODUCTION 3Q26 Originations Reach Record Levels Loan Production Volume1 · $ in millions Traditional Commercial Investor 1-4 Rental Short-term Loan Products Government Insured Multifamily (CHHC) Strong growth of 23.3% Y/Y and 35.5% Q/Q Traditional Commercial volume totaled $422.5 million in UPB, an increase of 12.8% from 3Q25 and 25.1% from 2Q26 Investor 1-4 volume totaled $318.3 million in UPB, an increase of 5.3% from 3Q25 and 37.0% from 2Q26 (1) Including advances. 6 Velocity Financial, Inc. - 3Q26 Results Presentation Government Insured Multifamily HFS production delivers strong growth Volume increased to $154.9 million in UPB from $86.3 million for 2Q26 and $25.9 million for 3Q25 Loans are sold to third-party investors, generating origination fees and servicing fees from the retention of the mortgage servicing rights

LOAN PORTFOLIO TOTAL LOAN PORTFOLIO · UPB +30.3% five-year compounded annual growth Velocity’s total loan portfolio was $7.5 billion in UPB as of September 30, 2026, an increase of 18.8% from $6.3 billion in UPB as of September 30, 2025 Investor 1-4 Rental · Mixed Use · Multifamily · Retail · Warehouse · Office · All Other UPB in millions 7 Diversified portfolio across multiple property types Loan prepayments totaled $261.9 million in UPB, an increase of 11.5% from $235.0 million for 3Q25 Velocity Financial, Inc. - 3Q26 Results Presentation

NET INTEREST MARGIN Portfolio Yield, Cost of Funds and NIM1 PORTFOLIO NIM · 3Q26 3.78% up 13 bps from 3.65% for 3Q25 −13 bps Portfolio Yield: Decreased 13 bps from 3Q25. Y/Y decrease primarily driven by lower NPL-related interest income realized in 3Q26 −23 bps Portfolio Cost of Funds: Decreased 23 bps from 3Q25 reflecting the impact of the lower cost securitized debt issued since September 30, 2025. (1) Net Interest Margin related to the loan portfolio only; excludes corporate debt. 8 Velocity Financial, Inc. - 3Q26 Results Presentation

NONPERFORMING LOANS Resolved NPLs Result In Net Gains 10.3% 9.6% NONPERFORMING LOANS 1 $2.7 million of resolution gains over and above the receipt of all past due contractual interest on NPLs for 3Q26, or 103.0% of total UPB resolved The recent five-quarter average quarterly NPL resolution gains were $2.3 million or 102.7% of UPB resolved Velocity has consistently realized gains from NPL resolutions across a variety of market cycles and operating conditions Resolution activities are performed by our in-house asset management specialists (1) For additional detail, please see HFI Portfolio Delinquency Trends in the Appendix. 9 $614.2 $673.3 $756.5 Nonperforming loan UPB1 · $ in millions 10.1% 9.6% 9.8% Velocity Financial, Inc. - 3Q26 Results Presentation

RESOLUTION ACTIVITIES 3Q26 NPL Resolutions and Recoveries Remained Strong TOTAL NPL RESOLUTION GAINS $2,690 3Q26 realized gains of $2.6 million on long-term NPLs, or 103.1% of UPB resolved and $0.1 million of gains, or 101.7% on short-term NPLs + NET ACCRUED INTEREST 1 $4,737 Contractual accrued interest recovered on resolution, net of any servicing advances written off = TOTAL RECOVERED $7,427 Total recovered revenue of $7.4 million, or 108.2%, of UPB resolved, including accrued interest, compared to $8.4 million, or 108.9% for 3Q25 NPL resolutions for 3Q26 totaled $90.0 million in UPB resolved, realizing gains from default interest and prepayment penalties of $2.7 million, compared to $94.7 million in UPB resolved and gains of $2.7 million for 3Q25 RECOVERY RATE · LONG-TERM NPL 108.3% RECOVERY RATE · SHORT-TERM & FORBEARANCE 108.2% GRAND TOTAL RECOVERY RATE 108.2% (1) Net Accrued Interest includes contractual accrued interest recovered upon resolution of the loan, net of servicing advances written off. $ in thousands. 10 Velocity Financial, Inc. - 3Q26 Results Presentation $ in thousands

REAL ESTATE OWNED (REO) ACTIVITY Gain (Loss) on New & Existing REO REO PORTFOLIO BALANCE · $ IN MILLIONS % of HFI loans shown inside each bar GAIN ON NEW REO $4.8M LOSS ON EXISTING REO $8.8M 2.0% $ IN THOUSANDS 9/30/2025 9/30/2026 $ VAR % VAR GAIN ON NEW REO Gain on transfer to REO — amortized cost loans 2,583 1,140 (1,443) (55.9)% Valuation gain on transfer to REO — fair value loans 5,199 3,653 (1,546) (29.7)% Total gain on new REO1 7,782 4,793 (2,989) (38.4)% GAIN / (LOSS) ON EXISTING REO REO valuation loss, net (6,307) (8,693) (2,386) 37.8% Gain (loss) on sale of REO 152 (72) (224) (147.4)% Total loss on existing REO1 (6,155) (8,765) (2,610) 42.4% (1) Total (loss) / gain on REO excludes charge-offs. 11 Velocity Financial, Inc. - 3Q26 Results Presentation

CREDIT LOSS RESERVE Modest CECL Reserve Increase as Amortized Cost Portfolio Pays Down $ IN THOUSANDS 9/30/2025 9/30/2026 VAR % VAR Beginning balance 4,882 5,102 220 4.5% Provision for credit losses 381 531 150 39.4% Charge-offs (677) (326) 351 (51.8)% Ending balance 4,586 5,307 721 15.7% Total UPB subject to CECL 2,111,569 1,744,942 (366,627) (17.4)% Nonperforming loans UPB subject to CECL 259,683 174,647 (85,036) (32.7)% Nonperforming loans UPB subject to CECL / Total UPB subject to CECL 12.3% 10.0% (2.3)% (18.6)% Allowance for credit losses / Total UPB subject to CECL 0.22% 0.30% 0.1% 40.0% Charge-offs / Total UPB subject to CECL1 0.13% 0.07% (0.1)% (41.7)% CECL RESERVE BALANCE $5.3M compared to $4.6 million as of September 30, 2025 CECL RESERVE RATE 0.30% as % of amortized cost HFI loans, up from 0.22% as of September 30, 2025 CHARGE-OFFS $0.33M for 3Q26. Five-quarter average charge-offs of $1.0 million (1) Annualized. 12 Velocity Financial, Inc. - 3Q26 Results Presentation

Two Securitizations Issued in 3Q26 and One in October $516.0 million VCC 2026-4 $465.7 million Subsequent to quarter end, issued the VCC 2026-4 securitization with a weighted average rate of 6.97%. CASH AND UNPLEDGED LOANS $193.4 million consisting of $86.8 million in unrestricted cash and cash equivalents and $106.6 million in available borrowings from unpledged loans AVAILABLE WAREHOUSE LINE CAPACITY $425.4 million Available warehouse line capacity of $425.4 million as of September 30, 2026 13 Velocity Financial, Inc. - 3Q26 Results Presentation LIQUIDITY VCC 2026-3 & VCC 2026-P2 weighted average rate of 6.18% for the VCC 2026-3 and 6.49% for the VCC 2026-P2

Outstanding Debt Balances1 Debt / Equity 9.6X 9.7X 9.7X 9.6X Recourse Debt / Equity2 1.0X 1.0X 1.0X 1.5X Securitizations Issued 2 2 2 2 Max. Warehouse Line Capacity $935 $935 $935 $975 (1) Debt balances are net of issuance costs and discounts as reported in the consolidated balance sheet. (2) Recourse debt to equity of 1.5X, an increase from 1.2X as of June 30, 2026, driven by higher warehouse debt utilization. 14 9.7X 1.2X 2 $975 $ in millions Velocity Financial, Inc. - 3Q26 Results Presentation FINANCING AND CAPITAL

TOORAK CAPITAL ACQUISITION · TRANSACTION UPDATE

Toorak Acquisition Remains On Track to Close in Q4 2026

Adding a leading short-term business-purpose lender to complement our core investor loan activities

PURCHASE PRICE [1]	TOORAK BPL PORTFOLIO	TOTAL AUM (UPB) AFTER CLOSE [2]	EXPECTED CLOSING
~$62mm	~$3bn	~$10bn	Q4 2026
From cash	To be managed by Velocity for a third-party investor	Total assets under management after closing	Subject to customary closing conditions

KEY TERMS

- Acquiring Toorak's operating platform from funds advised by affiliates of KKR
- The majority of Toorak's existing loan portfolio to be sold to a third-party investment firm; Toorak will manage the portfolio
- Toorak continues under its brands and leadership as a Velocity subsidiary; Founder & CEO John Beacham joins Velocity Commercial Capital as EVP

EXPECTED FINANCIAL IMPACT

- Adds recurring fee income (servicing, asset management and origination)
- Accretive to GAAP earnings in 2027 and beyond
- Complementary product alignment expands opportunities to deepen relationships with broader product menu

(1) Subject to customary purchase price adjustments. (2) Velocity loan portfolio as of 6/30/2026; Toorak loan portfolio as of 5/31/2026. See forward-looking statements disclaimer.

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TOORAK CAPITAL ACQUISITION · STRATEGIC RATIONALE Toorak Increases Production and Diversifies Mix (1) Company and Toorak FY 2025 data, excluding TCP U.S. production except DSCR; combined figures are illustrative, not pro forma. (2) Velocity loan portfolio as of 6/30/2026; Toorak as of 5/31/2026. 16 FY 2025 PRODUCTION PROFILE 1 FY 2025 Velocity Toorak Combined Production volume $2.7bn $2.1bn $4.8bn Short-duration share 6% 91% 42% Direct origination 0% 40% 17% Markets U.S. U.S., U.K. U.S., U.K. INCREASE IN ORIGINATION PLATFORM SCALE 2 +76% INCREASE IN SERVICING PLATFORM SCALE 2 +39% FIVE STRATEGIC PILLARS 01 Scale ~$2.7bn to ~$4.8bn+ production; operating leverage 02 Product and channel diversification Expands RTL/GUC; adds U.S. direct retail origination 03 U.K. market entry Immediate presence; 30+ partners 04 Proprietary technology AI-enabled origination and servicing workflows 05 Fee-based revenue growth Forward-flow loan sales diversify revenue Velocity Financial, Inc. - 3Q26 Results Presentation

OUTLOOK FOR VELOCITY’S KEY BUSINESS DRIVERS Small Balance Investor Loan Market to Remain Resilient MARKET Market demand for small balance investor properties to remain resilient despite higher interest rates Rental demand to stay strong as consumer balance sheets continue to be in relatively good shape CREDIT NPL resolution trends (UPB volume & gains) expected to continue contributing profits CAPITAL Next long-term loan securitization targeted for November 2026 (completed issuance of the VCC 2026-4 in October) Securitization market remains constructive EARNINGS ~3.5% NIM TARGET Rate discipline on new originations to support NIM target 17 Expecting similar credit performance in our portfolio Velocity Financial, Inc. - 3Q26 Results Presentation

Appendix Velocity Financial, Inc. - 3Q26 Results Presentation 18

LOAN PORTFOLIO Total Loan Portfolio UPB Rollforward UPB in millions · waterfall; each movement bridges the running balance, vertical scale truncated Loan Portfolio at 6/30/26 Principal Payments CHHC Loan Sales1 Transfer to REO Loan Production Loan Portfolio at 9/30/26 19 (1) Held for sale loans sold by Century Health and Housing Capital during the quarter. Velocity Financial, Inc. - 3Q26 Results

HFI LOAN PORTFOLIO HFI Loan Portfolio 100% = $7.43 billion UPB as of September 30, 2026 PORTFOLIO BY PROPERTY TYPE Investor 1-4 Rental 44.9% Retail 11.7% Mixed use 10.8% Office 9.9% Warehouse 7.3% Multifamily 7.0% Other 8.4% PORTFOLIO BY STATE California 19.6% New York 12.6% Florida 11.4% New Jersey 7.8% Texas 6.6% All other states 42.0% 51.9% COMMERCIAL PROPERTY TYPES 48.1% 20 $7.43B UPB RESIDENTIAL PROPERTY TYPES Velocity Financial, Inc. - 3Q26 Results

LOAN PORTFOLIO 3Q25 2Q26 3Q26 Loan to Value 65.5% 64.6% 64.5% Loan Count 15,978 18,219 19,481 WAC1 9.7% 9.7% 9.8% Average Loan Balance2 $392.8 $383.4 $382.8 FVO% 66.3% 74.1% 76.5% APPENDIX Loan Portfolio Metrics (1) Weighted Average Coupon on the total loan portfolio. (2) $ in thousands. Velocity Financial, Inc. - 3Q26 Results 21

HFI PRODUCTION METRICS 3Q25 4Q25 1Q26 2Q26 3Q26 Change since 2Q26 Change since 3Q25 HFI Production1 Investor 1-4 Rental $302.3 $281.1 $232.6 $232.3 $318.3 37.0% 5.3% Traditional Commercial 374.6 322.1 381.3 337.6 422.5 25.1% 12.8% Short-term 36.1 29.6 23.3 16.4 15.5 (5.4%) (57.0%) Total HFI production $713.0 $632.8 $637.1 $586.3 $756.3 29.0% 6.1% WAC2 10.5% 10.1% 10.1% 10.0% 10.1% (36) bps 12 bps LTV3 62.8% 62.9% 62.5% 61.1% 61.7% (104) bps 62 bps Units 1,778 1,723 1,682 1,682 1,989 18.3% 11.9% Average loan balance4 $401.0 $368.3 $378.8 $348.6 $380.3 9.1% (5.2%) LOAN PRODUCTION HFI Production Metrics (1) $ in millions (2) Weighted Average Coupon on HFI production. (3) Loan to Value. (4) $ in thousands. 22 Velocity Financial, Inc. - 3Q26 Results Presentation

BOOK VALUE PER SHARE

Book Value and Adjusted Book Value Per Share[2]

Book value per share · pillars scaled, vertical scale truncated at $15.00


$18.43
$19.23
$21.43
Diluted book value at 6/30/26[3]
Diluted book value at 9/30/26[4]
Adjusted book value at 9/30/26[5]

$18.43	›	$(0.09)	›	$0.13	›	+$0.76	›	$19.23	›	+$2.20	›	$21.43
6/30/26		Non-Core Items1		Non-Earnings Activity		Core Earnings1		9/30/26		Adjustment5		Adjusted

DILUTED BOOK VALUE PER SHARE

$19.23

a 4.3% increase from $18.43 as of June 30, 2026, and a 17.9% increase from $16.31 as of September 30, 2025

ADJUSTMENT[5]

+$2.20

the net incremental estimated pretax fair value of loans carried at amortized cost and related securitized debt over diluted book value

CORE EARNINGS CONTRIBUTION

+$0.76

Core net income totaled $30.0 million for 3Q26, compared to $27.9 million for 2Q26. 3Q26 core pre-tax ROE of 22.8% compared to 21.8% for 2Q26.

(1) "Core net income" is a non-GAAP financial measure which excludes incentive compensation expenses, costs related to the Company's employee stock purchase program (ESPP) and M&A due diligence from GAAP net income. (2) Diluted book value per share is the ratio of total GAAP equity divided by diluted shares at period end. Total equity includes non-controlling interest of $3.63 million as of June 30, 2026, and $4.43 million as of September 30, 2026. (3) Based on 39,346,340 diluted shares as of June 30, 2026.(4) Based on 39,404,692 diluted shares as of September 30, 2026. (5) Fair value adjustment is derived using the pretax net incremental estimated fair value of the Company's loans and securitizations carried at amortized cost divided by the diluted share count as of September 30, 2026. For additional information, please see Fair Value Disclosures in the Company's 10-Q for the period ended September 30, 2026.

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REINVESTED EARNINGS COMPOUNDS RETURNS Reinvested Earnings and Core Return on Average Equity Core Diluted Earnings Per Share Stockholders’ Equity2 Earnings growth re-invested at high marginal ROE compounds book value and ROE (1) Stockholders’ equity includes noncontrolling interest in subsidiary as of 12/31/2024, 12/31/2025 and LTM 9/30/2026. $ in millions except per share amounts. Average Stockholders’ Equity1 Core Return on Average Stockholders’ Equity 24 Velocity Financial, Inc. - 3Q26 Results

APPENDIX

Velocity Financial, Inc. Balance Sheet

ASSETS	9/30/2026	6/30/2026	12/31/2025
Cash and cash equivalents	**$ 86,754**	$ 76,115	$ 92,103
Restricted cash	**22,530**	169,088	157,134
Loans held for sale, at fair value	**26,278**	—	—
Loans held for investment, at fair value	**5,907,978**	5,460,522	4,729,869
Loans held for investment, at amortized cost	**1,756,120**	1,823,039	2,028,262
Total loans, net	**7,690,376**	7,283,561	6,758,131
Retained securities, at fair value	**29,322**	29,924	—
Accrued interest receivable	**55,595**	53,107	49,678
Receivables due from servicers	**136,682**	152,182	150,902
Other receivables	**4,324**	6,006	1,897
Real estate owned, net	**154,574**	142,085	118,289
Property and equipment, net	**1,208**	1,291	1,415
Deferred tax asset, net	**14,135**	19,852	22,709
Mortgage servicing rights, at fair value	**16,408**	14,307	12,963
Derivative assets	**3,784**	118	66
Goodwill	**6,775**	6,775	6,775
Note receivable, at fair value	**15,320**	—	—
Other assets	**11,785**	8,719	9,451
Total assets	**$ 8,249,572**	$ 7,963,130	$ 7,381,513

LIABILITIES AND EQUITY	9/30/2026	6/30/2026	12/31/2025
Accounts payable and accrued expenses	**$ 185,555**	$ 186,020	$ 168,314
Secured financing, net	**73,579**	73,427	286,679
Unsecured senior notes, net	**486,918**	486,170	—
Securitized debt, at amortized cost	**1,476,811**	1,570,782	1,705,589
Securitized debt, at fair value	**4,720,826**	4,609,891	4,236,737
Warehouse & repurchase facilities, net	**548,157**	311,676	308,506
Total liabilities	**7,491,846**	7,237,966	6,705,825
STOCKHOLDERS' EQUITY			
Stockholders' equity	**753,298**	721,537	672,535
Noncontrolling interest in subsidiary	**4,428**	3,627	3,153
Total equity	**757,726**	725,164	675,688
Total liabilities and members' equity	**$ 8,249,572**	$ 7,963,130	$ 7,381,513
Diluted book value per share	**$ 19.23**	$ 18.43	$ 17.19
Diluted shares outstanding	**39,404**	39,346	39,297

In thousands. 9/30/2026 and 6/30/2026 unaudited; 12/31/2025 audited.

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APPENDIX

Velocity Financial, Inc. Income Statements

$ in thousands. Quarters ended, unaudited.

REVENUES	9/30/2026	6/30/2026	9/30/2025
Interest income	**$ 169,461**	$ 160,986	$ 144,119
Interest expense — portfolio related	**101,481**	97,627	88,899
Net interest income — portfolio related	**67,980**	63,359	55,220
Interest expense — corporate debt	**14,470**	14,469	6,144
Net interest income	**53,510**	48,890	49,076
Provision for credit losses	**531**	980	381
Net interest income after provision for credit losses	**52,979**	47,910	48,695
OTHER OPERATING INCOME			
Gain on disposition of loans	**12,808**	3,954	4,574
Unrealized gain (loss) on fair value loans	**(64,761)**	24,483	30,982
Unrealized gain (loss) on fair value securitized debt	**87,376**	2,297	(9,988)
Unrealized gain/(loss) on retained securities	**(602)**	—	—
Unrealized gain/(loss) on mortgage servicing rights	**1,037**	1,126	(343)
Origination fee income	**10,395**	12,154	9,723
Interest income on cash balance	**1,347**	1,334	1,564
Other income	**1,570**	1,730	565
Total other operating income	**49,170**	47,078	37,077
Net revenue	**102,149**	94,988	85,772

OPERATING EXPENSES	9/30/2026	6/30/2026	9/30/2025
Compensation and employee benefits	**29,164**	25,514	23,300
Origination expenses	**1,650**	1,405	1,154
Securitization expenses	**5,595**	4,669	6,433
Rent and occupancy	**388**	352	274
Loan servicing	**9,100**	15,685	7,748
Professional fees	**3,624**	2,173	893
Real estate owned, net	**10,590**	6,723	7,931
Other operating expenses	**3,758**	3,232	2,664
Total operating expenses	**63,869**	59,753	50,397
Income before income taxes	**38,280**	35,235	35,375
Income tax expense	**11,061**	9,501	9,963
Net income	**27,219**	25,734	25,412
Net income (loss) attributable to noncontrolling interest	**801**	571	39
Net income attributable to Velocity Financial, Inc.	**26,418**	25,163	25,373
Basic earnings (loss) per common share	**$ 0.68**	$ 0.65[1]	$ 0.67[1]
Diluted earnings (loss) per common share	**$ 0.67**	$ 0.64	$ 0.65
Basic weighted average common shares outstanding	**38,805**	38,730	38,073
Diluted weighted average common shares outstanding	**39,459**	39,304	38,800

(1) Basic earnings per share for the three months ended June 30, 2026 and September 30, 2025 were revised to conform to the current period presentation. The revisions had no effect on net income or diluted earnings per share.

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$ IN THOUSANDS SEPTEMBER 30, 2026 JUNE 30, 2026 MARCH 31, 2026 DECEMBER 31, 2025 SEPTEMBER 30, 2025 $ % $ % $ % $ % $ % PERFORMING / ACCRUING Current 6,125,379 82.6% 5,772,386 82.6% 5,648,159 82.6% 5,432,204 83.7% 5,202,058 82.9% 30–59 days past due 372,407 5.0% 374,269 5.4% 293,479 4.3% 296,100 4.6% 322,091 5.1% 60–89 days past due 173,719 2.3% 165,901 2.4% 202,833 3.0% 208,494 3.2% 134,923 2.2% Total performing loans HFI 6,671,505 89.9% 6,312,556 90.4% 6,144,471 89.9% 5,936,798 91.5% 5,659,072 90.2% NONPERFORMING / NONACCRUAL <90 days past due 54,399 0.7% 53,708 0.8% 57,685 0.8% 41,296 0.6% 33,560 0.5% 90+ days past due 114,058 1.5% 113,895 1.6% 108,963 1.6% 71,985 1.1% 54,812 0.9% Bankruptcy 90,510 1.2% 83,447 1.2% 50,669 0.7% 57,919 0.9% 67,522 1.1% In foreclosure 497,567 6.7% 422,285 6.0% 474,756 6.9% 383,340 5.9% 458,332 7.3% Total nonperforming loans HFI 756,534 10.1% 673,335 9.6% 692,073 10.1% 554,540 8.5% 614,226 9.8% Total loans held for investment 7,428,039 100% 6,985,891 100% 6,836,544 100% 6,491,338 100% 6,273,298 100% APPENDIX HFI Portfolio Delinquency Trends Percentages are of total loans held for investment UPB for the period shown. 27 Velocity Financial, Inc. - 3Q26 Results

APPENDIX

Resolution Activities

THIRD QUARTER 2026

RESOLUTION ACTIVITY	UPB $	GAINS	NET ACCRUED INTEREST[1]	TOTAL RECOVERED
LONG-TERM NONPERFORMING LOANS				
Paid in full	$ 31,155	$ 2,013	$ 2,175	$ 4,188
Paid current	52,084	560	2,124	2,684
Total resolutions	**$ 83,239**	**$ 2,573**	**$ 4,299**	**$ 6,872**
Recovery rate on resolved nonperforming loans	103.1%			108.3%
SHORT-TERM AND FORBEARANCE NONPERFORMING LOANS				
Paid in full	$ 2,814	$ 54	$ (6)	$ 48
Paid current	3,995	63	444	507
Total resolutions	**$ 6,809**	**$ 117**	**$ 438**	**$ 555**
Recovery rate on resolved nonperforming loans	101.7%			108.2%
Grand total resolutions	**$ 90,048**	**$ 2,690**	**$ 4,737**	**$ 7,427**
Recovery rate on resolved nonperforming loans	**103.0%**			**108.2%**

THIRD QUARTER 2025

RESOLUTION ACTIVITY	UPB $	GAINS	NET ACCRUED INTEREST[1]	TOTAL RECOVERED
LONG-TERM NONPERFORMING LOANS				
Paid in full	$ 37,901	$ 1,980	$ 3,033	$ 5,013
Paid current	45,055	448	2,351	2,799
Total resolutions	**$ 82,956**	**$ 2,428**	**$ 5,384**	**$ 7,812**
Recovery rate on resolved nonperforming loans	102.9%			109.4%
SHORT-TERM AND FORBEARANCE NONPERFORMING LOANS				
Paid in full	$ 5,695	$ 197	$ 398	$ 595
Paid current	6,091	25	(26)	(1)
Total resolutions	**$ 11,786**	**$ 222**	**$ 372**	**$ 594**
Recovery rate on resolved nonperforming loans	101.9%			105.0%
Grand total resolutions	**$ 94,742**	**$ 2,650**	**$ 5,756**	**$ 8,406**
Recovery rate on resolved nonperforming loans	**102.8%**			**108.9%**

(1) Net Accrued Interest includes contractual accrued interest recovered upon resolution of the loan, net of servicing advances written off. $ in thousands.

Velocity Financial, Inc. - 3Q26 Results
28

APPENDIX Adjusted Financial Metric Reconciliation to GAAP Net Income (1) “Core net income” is a non-GAAP financial measure which excludes incentive compensation expenses, costs related to the Company’s employee stock purchase program (ESPP) and M&A due diligence from GAAP net income. $ in thousands, except per share amounts. 29 CORE PRETAX INCOME CORE NET INCOME1 QUARTER ENDED 9/30/2026 6/30/2026 9/30/2025 Income before income taxes $ 38,280 $ 35,235 $ 35,375 Equity awards & ESPP expenses 2,685 3,079 2,154 Potential M&A diligence 2,388 672 — Net (loss) income attributable to noncontrolling interest (801) (571) (39) Core income before income tax $ 42,552 $ 38,415 $ 37,490 Average common equity $ 748,670 $ 704,138 $ 623,239 Core pretax return on equity 22.8% 21.8% 24.1% QUARTER ENDED 9/30/2026 6/30/2026 9/30/2025 Net income $ 26,418 $ 25,163 $ 25,373 Equity award & ESPP expenses 1,919 2,208 1,564 Potential M&A diligence 1,706 482 — Core net income $ 30,043 $ 27,853 $ 26,937 Diluted weighted average common shares outstanding 39,459 39,304 38,800 Core diluted earnings per share $ 0.76 $ 0.71 $ 0.69 Velocity Financial, Inc. - 3Q26 Results $ in thousands, except per share amounts.

3Q26 Results November 4, 2026